UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

SUMMIT HOTEL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35074	27-2962512
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13215 Bee Cave Parkway, Suite B-300

Austin, Texas 78738

(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300

(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INN	New York Stock Exchange
Series D Cumulative Redeemable Preferred Stock, $0.01 par value	INN-PD	New York Stock Exchange
Series E Cumulative Redeemable Preferred Stock, $0.01 par value	INN-PE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 13, 2021, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). There were 94,087,166 shares of common stock of the Company represented in person or by proxy at the meeting, constituting 89.00% of the outstanding shares of common stock on March 5, 2021, the record date for the Annual Meeting.

The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

Proposal 1: To elect seven directors to the Company’s Board of Directors.

Name	For	Against	Abstain	Broker Non-Votes
Daniel P. Hansen	87,673,296	1,046,609	13,102	5,354,159
Bjorn R.L. Hanson	87,331,551	1,387,116	14,340	5,354,159
Jeffrey W. Jones	88,233,189	486,700	13,118	5,354,159
Kenneth J. Kay	88,223,264	496,640	13,103	5,354,159
Jonathan P. Stanner	88,297,442	422,368	13,197	5,354,159
Thomas W. Storey	87,332,946	1,385,567	14,494	5,354,159
Hope S. Taitz	76,817,881	11,903,067	12,059	5,354,159

All director nominees were duly elected at the Annual Meeting. Each of the individuals named in the above table will serve as director until the Company’s 2022 annual meeting of stockholders and until his or her successor is duly elected and qualified.

Proposal 2: To ratify the appointment of Ernst & Young LLP.

For	Against	Abstain	Broker Non-Votes
93,268,056	765,298	53,812	N/A

At the Annual Meeting, stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Proposal 3: To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
87,587,635	1,086,992	58,380	5,354,159

At the Annual Meeting, stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.

Proposal 4: To approve the Company’s 2011 Equity Incentive Plan as Amended and Restated.

For	Against	Abstain	Broker Non-Votes
83,807,712	4,898,542	26,753	5,354,159

At the Annual Meeting, stockholders approved the Company’s 2011 Equity Incentive Plan as Amended and Restated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Executive Vice President, General Counsel,
Dated: May 13, 2021		Chief Risk Officer and Secretary